UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC
                              20549



                            FORM 8-K




                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report: August 28, 1996

                ANGELES INCOME PROPERTIES LTD. 6
     (Exact name of registrant as specified in its charter)
           CALIFORNIA            0-16210          95-4106139
(State or other jurisdiction of(Commission     (I.R.S. Employer
incorporation or organization)File Number)      Identification
                                                   Number)


                  One Insignia Financial Plaza
                      Post Office Box 1089
                Greenville, South Carolina  29602
             (Address of Principal Executive Office)


Registrant's telephone number, including area code (864) 239-1000

Item 2. Acquisition or Disposition of Assets

Angeles Income Properties Ltd. 6 (the "Partnership"), a California limited partnership, owns a 99% general partnership interest in both Cable Plant Joint Venture ("CP") and CM Complex Joint Venture ("CMC"). On August 28, 1996, CP and CMC sold their investment properties, which together were Hawthorne Works Business Center located in Chicago, Illinois, to Greybeard Properties, LLC, an unrelated third party. The purchase contract was assigned to LaSalle National Trust, N.A., as Trustee under Trust Number 120414, for the beneficiary Hawthorne Street Properties, LLC, also an unrelated third party. Angeles Realty Corporation II (the "Registrant") believes that the sale of the property was in the best interest of the Partnership. Total consideration was $9,150,000.




Item 7. Financial Statements and Exhibits

(c)     See Exhibit Index



                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           CABLE PLANT JOINT VENTURE
                           a California general partnership


                           By:   ANGELES INCOME PROPERTIES LTD. 6
                                 a California limited partnership,
                                 its general partner

                           By:   ANGELES REALTY CORPORATION II
                                 a California corporation, its
                                 sole general partner

                           By:   /s/ Carroll D. Vinson
                                 Carroll D. Vinson
                                 President


                           By:   /s/ Robert D. Long, Jr.
                                 Robert D. Long, Jr.
                                 Vice President/CAO

                           Dated:September 12, 1996



                           CM COMPLEX JOINT VENTURE
                           a California general partnership


                           By:   ANGELES INCOME PROPERTIES LTD. 6
                                 a California limited partnership,
                                 its general partner

                           By:   ANGELES REALTY CORPORATION II
                                 a California corporation, its
                                 sole general partner

                           By:   /s/ Carroll D. Vinson
                                 Carroll D. Vinson
                                 President

                           By:   /s/ Robert D. Long, Jr.
                                 Robert D. Long, Jr.
                                 Vice President/CAO

                           Dated:September 12, 1996





                                 EXHIBIT INDEX




Exhibit


10.13 Contract to Purchase and Sell Property - Cable Plant and CM Complex of Hawthorne Business Works - between CP and CMC and Greybeard Properties, LLC, dated July 1, 1996.

10.14 Assignment and Assumption of Leases - Cable Plant and CM Complex of Hawthorne Business Works - between CP and CMC and LaSalle National Trust, as Trustee dated August 28, 1996.

10.15 Assignment and Assumption of Contracts - Cable Plant and CM Complex of Hawthorne Business Works - between CP and CMC and Hawthorne Street Properties, LLC, as agent of LaSalle National Trust, as Trustee dated August 28, 1996.

10.16 Bill of Sale - Cable Plant and CM Complex of Hawthorne Business Works - between CP and CMC and LaSalle National Trust, as Trustee dated August 28, 1996.